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                                                                    EXHIBIT 99.1



                                      PROXY
                                NETGENESIS CORP.





                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 21, 2001




         The undersigned stockholder of NetGenesis Corp. (the "Company"), revoking all prior proxies, hereby appoints LAWRENCE S. BOHN, BRIAN ZANGHI, CHRISTOPHER HANSON AND ANDREW D. FRIEDMAN, or any of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts, 02109, on Friday, December 21, 2001, beginning at 10:00 A.M., local time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Special Meeting of Stockholders dated November 30, 2001 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the Special Meeting or any adjournments or postponements thereof. Attendance of the undersigned at the Special Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate in writing the intention of the undersigned to vote the shares represented hereby in person prior to the commencement of the Special Meeting.


         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH ON THE REVERSE SIDE, WILL BE VOTED FOR THE PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE
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NETGENESIS CORP.
c/o EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398


                PLEASE COMPLETE AND RETURN THIS PROXY CARD BELOW.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                          DIRECTORS OF NETGENESIS CORP.

                A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH
             THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY
        SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                   DETACH HERE

(X)   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

      The shares represented by this Proxy will be voted as directed or, if no direction is given with respect to the Proposals set forth below, will be voted FOR the Proposals or otherwise in accordance with the recommendations of the Board of Directors.

      1. To adopt the Agreement and Plan of Merger, dated as of October 28, 2001, by and among SPSS Inc., Red Sox Acquisition Corp. and NetGenesis Corp.

                 [  ]   FOR                     [  ]   AGAINST

                 [  ]   ABSTAIN

      2.    To approve the transactions contemplated by the Merger.

                 [  ]   FOR                     [  ]   AGAINST

                 [  ]   ABSTAIN

      Please promptly date and sign this proxy and mail it in the enclosed envelope to ensure representation of your shares. No postage need be affixed if mailed in the United States.

      Mark here if you plan to attend the Special Meeting. [  ]

      Mark here for address change and note at left.       [  ]

      Please sign exactly as your name(s) appear(s) on stock certificate. If shares are held as joint tenants, both should sign. If stockholder is a corporation, please sign full corporate name by president or other authorized office and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



Signature:................  Date:......  Signature:................  Date:......